Exhibit 99.2 Slate Medicines Corporate Overview August 17, 2026

Disclaimers This presentation (this “Presentation”) has been prepared by Slate Medicines, Inc. (the “Company” or “Slate”) for informational purposes only and shall not form the basis for or be relied on in connection with any investment decision with respect to the Company, Fulcrum Therapeutics, Inc. (“Fulcrum”) or the combined company. This Presentation has been prepared by the Company based on information and data that the Company considers reliable, but no reliance shall be placed on, and no representation or warranty, express or implied, whatsoever is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the truth, accuracy, completeness, fairness and reasonableness of the contents of this Presentation. This Presentation may not be all inclusive and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the Company. The recipient agrees and acknowledges that (i) this Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice, and (ii) the information contained in this Presentation is subject to change, and any such changes may be material. Certain matters discussed in this Presentation may contain forward-looking statements that are, by their nature, subject to significant risks and uncertainties. Forward-looking statements can be identified by words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “continue,” “seek,” “estimate,” “potential” or the negative of these terms or other similar terms. Forward-looking statements in this Presentation include, but are not limited to, statements about: expectations with respect to the proposed merger with Fulcrum (the “Merger”) and the proposed concurrent financing, the structure and timing thereof, the use of proceeds therefrom, the ability of the parties to consummate the transactions and the expected post-closing ownership of the combined company; the combined company's listing in Nasdaq after the closing of the proposed Merger; the expected management team of the combined company; the combined company's expected cash runway; the Company’s product candidates and the potential benefits thereof and potential new indications; the Company’s expectations with regard to the design and results of its research and development programs, preclinical studies, and clinical trials, including the timing and availability of data from such studies and trials; the potential for the Company’s portfolio to deliver clinical milestones across multiple programs with first or best in class potential; the potential market size and size of the potential patient populations for the Company’s product candidates and any future product candidates; and the Company’s business strategy. Such forward-looking statements reflect the current views of the Company’s management regarding future events; they are not guarantees of future performance. These forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Fulcrum’s and the Company’s control. The Company’s and the combined company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory clearances; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Fulcrum and the Company to consummate the proposed transaction; (iii) the ability of Fulcrum and the Company to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financal i results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed transaction that could be instituted against Fulcrum, the Company or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Fulcrum’s and/or the Company’s respective businesses; (vii) the ability of the Company to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Fulcrum’s or the Company’s financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Fulcrum’s or the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) the combined company’s need for additional funding, which may not be available; (xii) failure to identify additional product candidates and develop or commercialize marketable products; (xiii) the early stage of the combined company’s development efforts; (xiv) potential unforeseen events during clinical trials could cause delays or other adverse consequences; (xv) risks relating to the regulatory approval process; (xvi) interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; (xvii) Fulcrum’s and the Company’s product candidates may cause serious adverse side effects; (xviii) inability to maintain collaborations, or the failure of these collaborations; (xix) the combined company’s reliance on third parties, including for the manufacture of materials for research programs, preclinical and clinical studies; (xx) failure to obtain U.S. or international marketing approval; (xxi) ongoing regulatory obligations; effects of significant competition; (xxii) unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; (xxiii) product liability lawsuits; (xxiv) securities class action litigation; (xxv) the impact of general economic conditions on their respective business and operations, including the combined company’s preclinical studies and clinical trials; (xxvi)t he possibility of system failures or security breaches; risks relating to intellectual property; (xxvii) significant costs incurred as a result of operating as a public company; (xxviii) the risk that, as a result of adjustments to the exchange ratio, Fulcrum stockholders and the Company stockholders could own more or less of the combined company than is currently anticipated, including as a result of the determination of Fulcrum’s net cash; (xxix) risks related to the market price of Fulcrum’s common stock relative to the value implied by the exchange ratio; (xxx) the risk that the concurrent private placement financing is not consummated; and (xxxi) such other factors as are set forth in Fulcrum’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Fulcrum’s Quarterly Report on Form 10-Q for the period ended June 30, 2026. All forward-looking statements contained in this Presentation speak only as of the date on which they were made. Fulcrum and the Company can give no assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, Fulcrum and the Company undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, ©, or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the owners to these trademarks, service marks, trade names and copyrights. No Offer or Solicitation This Presentation and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed merger or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a natio nal securities exchange, of any such jurisdiction. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Important Additional Information About the Proposed Merger Will be Filed with the SEC This Presentation is not a substitute for the registration statement or for any other document that Fulcrum may file with the SEC in connection with the proposed merger. In connection with the proposed merger between Fulcrum and the Company, Fulcrum intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Fulcrum. FULCRUM URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FULCRUM, THE COMPANY, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Fulcrum with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger. In addition, investors and stockholders should note that Fulcrum communicates with investors and the public using its website (ir.fulcrumtx.com). Participants in the Solicitation Fulcrum, the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed merger. Information about Fulcrum's directors and executive officers, including a description of their interests in Fulcrum, is included in Fulcrum's definitive proxy statement on Schedule 14A for its 2026 Annual Meeting of Stockholders as filed with the SEC, and in filings by such individuals on Form 4. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. 2

Fulcrum Therapeutics announces merger with Slate Medicines

Overview	• Stock-for-stock merger whereby all of Slate Medicine's issued and outstanding capital stock will be exchanged for Fulcrum common stock • Concurrent $245 million private placement into Slate from a syndicate of leading healthcare investors led by Frazier Life Sciences, with participation from Forbion, RA Capital Management, Deep Track Capital, Foresite Capital, OrbiMed, RTW Investments, and Mingxin Capital. • Prior to the closing of the merger, Fulcrum expects to declare a cash dividend to the pre-merger Fulcrum stockholders equal to the amount by which Fulcrum's net cash exceeds $20.3 million • Estimated pro forma ownership split: Fulcrum: 5.0%, Slate: 55.9%, Private Placement Investors: 39.1%
Use of Proceeds	• To support the advancement of SLTE-1009 through a Phase 1 healthy volunteer study and a Phase 2 dose-range finding study in migraine patients as well as advancement of Slate's pipeline. • Pro forma cash balance at closing is anticipated to fund Slate's current planned operations into 2029.
Management and Board	• The combined company will operate as Slate Medicines, Inc. and be led by Gregory Oakes, Chief Executive Officer. • Slate's Board of Directors is expected to serve as the board for the combined company.
Timing	• Merger and financing expected to close in Q4 2026

3

Slate Medicines is a biotech company advancing next-generation therapeutics for migraine

The Opportunity

Migraine is a prevalent, debilitating neurological disease, and many patients are underserved with existing therapies

Migraine is the leading cause of disability in people under the age of 50[1] and existing treatment options do not provide millions of patients with complete control of their disease

The Science

PACAP (pituitary adenylate cyclase-activating polypeptide) and VIP (vasoactive intestinal peptide) play a foundational role in migraine pathophysiology

PACAP-ligand blockade is a clinically validated approach in the prevention of migraines

The Solution

SLTE-1009 is a potentially differentiated subcutaneous anti-PACAP/VIP monoclonal antibody for the prevention of migraine and other headache disorders

Slate is committed to understanding and innovating in the biology of migraine to better address the disease

SLATE MEDICINES

1. Timothy J Steiner et al., "Migraine Is First Cause of Disability in under 50s: Will Health Politicians Now Take Notice?," The journal of headache and pain, February 21, 2018, https://pmc.ncbi.nlm.nih.gov/articles/PMC5821623/#:~:text=With%20better%20knowledge,%20empirical%20data,7.2%25)%20(Table%201)
2. "Migraine and Other Headache Disorders," World Health Organization, n.d., https://www.who.int/news-room/fact-sheets/detail/headache-disorders.

4

Slate Medicines is seeking to broaden the treatment paradigm for migraine

Program	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Milestones
SLTE-1009* **(Anti-PACAP/VIP mAb)** Potential best-in-class subcutaneous anti-PACAP/VIP monoclonal antibody						HREC approval received for P1 initiation in AUS July 2026
SLTE-2100 **(Anti-PACAP/VIP x CGRP bsAb)** Subcutaneous anti-PACAP/VIP x anti-CGRP bispecific antibody						Phase 1 initiation targeted for 2H27
Undisclosed Program						Development candidate nomination targeted for 1Q28

*Slate licensed the ex-China development and commercialization rights for SLTE-1009 from DartsBio Pharmaceuticals (Guangdong), Ltd

mAb = monoclonal antibody
HREC = Human Research Ethics Committee
CGRP = calcitonin gene-related peptide
bsAb = bispecific antibody

SLATE MEDICINES
5

Led by a team of experienced biopharma executives with a personal commitment to migraine Executive Team Gregory Oakes, MBA Neil Buckley, MS Roger Cady, MD John Umstead, CPA Chief Executive Officer President and Chief Medical Officer Chief Financial Officer Chief Operating Officer Board Of Directors Tim Lohoff, PhD Gregory Oakes, MBA Peter Kolchinsky, PhD Michael Rome, PhD Mark W. Hahn Principal, Forbion Chief Executive Officer Managing Partner, RA Capital Managing Director, Foresite Capital Raised $130 million Series A; backed by top-tier investors 6

Migraine patients are underserved by the existing standard of care 7

Migraine is more than just a headache; it is one of the most prevalent, lifelong, and disabling neurological diseases

Migraine is the leading cause of disability in people under the age of 50[1]

Migraine is often a lifelong disease that affects people of all ages; Headache disorders are among the top three most common neurological conditions ages 5-80[2]

Migraine affects women about 2–3 times more often than men, especially during reproductive years[3]



The disability caused by migraine is far broader than just headache and comprises several phases and a spectrum of disabling symptoms, all of which can significantly impact a person's ability to function

Symptoms of migraine include moderate to severe throbbing and pulsating pain on one side of the head, migraine aura, nausea, vomiting, flushing, dizziness, difficulty focusing, and light sensitivity

SLATE MEDICINES

1. Timothy J Steiner et al., "Migraine Is First Cause of Disability in under 50s: Will Health Politicians Now Take Notice?," The journal of headache and pain, February 21, 2018,
2. "Migraine and Other Headache Disorders," World Health Organization, n.d., https://www.who.int/news-room/fact-sheets/detail/headache-disorders.
3. Rosse, et. al. Sex and gender differences in migraines: a narrative review Neurol Sci. 2022 Sep;43(9):5729-5734. doi: 10.1007/s10072-022-06178-6. Epub 2022 Jun 8.

8

Existing preventative therapeutics, including CGRP antagonists, do not provide complete disease control for most patients

- In pivotal studies in chronic migraine (CM) patients, only ~50% of patients experience a >50% reduction in monthly migraine or headache days, and only ~20% of patients experience a >75% reduction
- American Headache Society clinical guidelines state patients experiencing ≥4 migraine days per month should be offered preventative treatment



Monthly migraine / headache days
0
2
4
6
8
10
12
14
16
18
20
22
19.4
19.4
18.1
17.8
16.1
16.1
13.2
12.8
19.2
18.6
120 mg
240 mg
70 mg
140 mg
100 mg
300 mg
Quarterly
Monthly
60 mg QD
30 mg BID
Emgality
REGAIN (NCT02614261)
Aimovig
NCT02066415
Vyepti
PROMISE-2 (NCT02974153)
Ajovy
HALO CM (NCT02621931)
Qulipta
PROGRESS (NCT03855137)
Remaining Monthly Migraine Days (MMD)/Monthly Headache Days (MHD) after treatment
Absolute reduction from baseline
Placebo-adjusted reduction (drug effect)

Note: Endpoint definitions differ across trials (MMD vs MHD vs moderate/severe HD). Ajovy used headache days of moderate/severe intensity

SLATE MEDICINES

1. https://d1fakw34cbtrm5.cloudfront.net/PDFs/Migraine-Quick-Guides/AHS-First-Contact-PreventativeTreatment.pdf
2. REGAIN (NCT02614261) – Detke et al. Galcanezumab in chronic migraine: The randomized, double-blind, placebo-controlled REGAIN study. *Neurology*. 2018;91(24):e2211–e2221.
3. NCT02066415 – Tepper et al. Safety and efficacy of erenumab for preventive treatment of chronic migraine: a randomised, double-blind, placebo-controlled phase 2 trial. *Lancet Neurology*. 2017;16(6):425–434.
4. PROMISE-2 (NCT02974153) – Lipton et al. Efficacy and safety of eptinezumab in patients with chronic migraine: PROMISE-2. *Neurology*. 2020;94(13):e1365–e1377.
5. HALO CM (NCT02621931) – Silberstein et al. Fremanezumab for the preventive treatment of chronic migraine. *New England Journal of Medicine*. 2017;377(22):2113–2122.
6. PROGRESS (NCT03855137) – Pozo-Rosich et al. Atogepant for the preventive treatment of chronic migraine (PROGRESS): a randomised, double-blind, placebo-controlled, phase 3 trial. *Lancet*. 2023;402(10404):775–785.

9

Despite modest efficacy, CGRP antagonists for prevention are a large and growing commercial market

Company	Drug	Modality	Dosing frequency	2025 Sales
Pfizer	Nurtec ODT (rimegepant)	Small molecule	QOD	**$1,424M*** (Pfizer 2025 annual report)
abbvie	QULIPTA (atogepant) tablets	Small molecule	QD	**$1,036M** (Abbvie 2025 8-K)
Lilly	Emgality (galcanezumab-gnlm)	Subcutaneous antibody	QM	**~$700M (est)** (Estimate from Q3 Zack's Report)
Lundbeck	Vyepti (eptinezumab-jjmr)	Intravenous antibody	Q3M	**$700M** (DKK 4,476M) (Lundbeck FY2025 Corporate Release)
teva	AJOVY (fremanezumab-vfrm) injection 225 mg/1.5 mL	Subcutaneous antibody	QM/Q3M	**$673M** (Teva FY2025 press release)
AMGEN NOVARTIS	aimovig (erenumab-aooe)	Subcutaneous antibody	QM	**~$500M (est)** (Novartis Form 6-K FY2025) (Amgen 3Q 25 8-K other products estimate)

In 2025, CGRP antagonists for migraine prevention sold approximately $5 billion and are expected to reach peak class sales of $12.5 billion in 2033*

SLATE MEDICINES

*includes gepants for acute use

QOD = every other day; QD = every day, QM – every month, Q3M = every 3 months

Persistence Market Research. "CGRP Inhibitors Market Size, Share, and Growth Forecast 2026–2033." Report ID: PMRREP33710. February 2026. 199 pages. Available at: https://www.persistencemarketresearch.com/market-research/cgrp-inhibitors-market.asp

10

PACAP and VIP play a foundational role in migraine pathophysiology 11

PACAP and VIP are neuropeptides that signal through multiple receptors and ligand blockade is required for efficacy

PACAP exists in two isoforms: PACAP-38 and PACAP-27

VIP is a neuropeptide that shares 68% sequence homology with PACAP and signals through common receptors, VPAC1 and VPAC2


VIP
PACAP
bocunebart
AMG 301
VPAC1
VPAC2
PAC1

- **AMG301**, a PAC1 receptor binding antibody, failed to show a statistically significant benefit over placebo in a Phase 2 migraine prevention study,
- **Bocunebart (Lu AG09222)** is a ligand-binding antibody that prevents PACAP-38 and PACAP-27 interaction with PAC1, VPAC1, and VPAC2, and has shown encouraging efficacy in randomized and controlled clinical trials

Image: Rubio-Beltrán et al. The Journal of Headache and Pain (2018) 19:64 https://doi.org/10.1186/s10194-018-0893-8
AMG301 - NCT03238781

SLATE MEDICINES
12

Like CGRP, PACAP and VIP have each been shown to independently induce migraine-like headaches

PACAP, VIP, and CGRP are all neuropeptides and have been shown to induce cephalic vasodilation and the induction of migraine-like headache in patients

Neuropeptide	Migraine induction rate	Notes
CGRP	63%	• 20-minute IV infusion • Median time to onset of migraine 3 hours • 9% premonitory symptoms
PACAP-38	72%	• 20-minute IV infusion • Median time to onset of migraine 5 hours • 48% of patients experienced premonitory symptoms
VIP	71%	• 2-hour IV infusion ○ 20-minute infusions of VIP do not induce migraine as with PACAP and CGRP • Mimicked a spontaneous migraine attack

PACAP-38 and VIP each independently produce migraine-like headache in patients at high rates, each with a unique clinical signature

SLATE MEDICINES

1. Guo S, et al. Premonitory and nonheadache symptoms induced by CGRP and PACAP38 in patients with migraine. Pain. 2016 Dec;157(12):2773-2781. doi: 10.1097/j.pain.0000000000000702.
2. Pellesi L, et al. Effect of Vasoactive Intestinal Polypeptide on Development of Migraine Headaches: A Randomized Clinical Trial. JAMANetw Open. 2021 Aug 2;4(8):e2118543. doi: 10.1001/jamanetworkopen.2021.18543

13

Challenge studies have demonstrated that PACAP induces migraine independent of CGRP signaling • Patients were randomized to receive either placebo or anti-CGRP monoclonal antibody eptinezumab (Vyepti) and then infused with PACAP-38 start at 120 minutes • There was no meaningful difference in physiologic parameters tested, including superficial temporal artery diameter, facial skin blood flow, mean arterial blood pressure, or heart rate In a randomized and controlled PACAP-38 challenge study, anti-CGRP treatment • There was no statistical did not prevent migraine induction by PACAP-38, indicating PACAP is an difference in migraine orthogonal driver of migraine to CGRP induction rates between the pre-treated and placebo group Al-Karagholi et al. PACAP38-induced migraine attacks are independent of CGRP signaling: a randomized controlled trial, The Journal of Headache and Pain 14 https://doi.org/10.1186/s10194-025-02022-2 (2025) 14

PACAP-ligand binding is a clinically-validated approach to migraine prevention

- **In the Phase 2a HOPE study, bocunebart (Lu AG09222), an anti-PACAP IV ligand binding mAb, demonstrated a significant monthly migraine reduction in high frequency, treatment experienced chronic migraine**
  - Patients in HOPE had baseline average MMD of 16.7 and all had failed 2-4 preventative therapeutics
- **In June 2026, Lundbeck presented data from the Phase 2b PROCEED trial demonstrating a statistically significant reduction in a pooled episodic and chronic migraine study with IV administration**
  - The subcutaneous portion of the study was discontinued in March 2025 after a planned interim futility analysis
  - Utilized a pooled analysis of HOPE and PROCEED bocunebart demonstrated a -2.3-placebo adjusted MMD reduction in chronic migraine
  - Dose A met statistical significance with a -1.4-placebo adjusted MMD reduction in a pooled episodic and chronic population



Change in Monthly Migraine Days (MMDs)
Mean change from baseline from week 1 to 4
Lu AG09222 high dose
Lu AG09222 low dose
Placebo
(n=97)
(n=46)
(n=94)
-6.2
-6.0
-4.2
Mean change from baseline
P-value 0.0106
P-value 0.0545

Figure 2. Change from baseline in MMDs in participants with CM



Placebo (BL MMDs: 17.81)
Bocunebart (BL MMDs: 17.26)
LS mean change from baseline in MMDs (SE)
−3.28
−3.91
−3.63
−4.50
*
−5.43
*
−5.94
**
Baseline
1–4
5–8
9–12
Weeks

	1–4	5–8	9–12
Bocunebart n=	354	217	182
Placebo n=	214	130	113

PROCEED+HOPE, FAS, MMRM: Pooled data included all doses and routes of administration (IV and SC). Post-hoc analyses: *p<0.05 vs placebo; **p<0.001 vs placebo.

Ashina M, et al. A Monoclonal Antibody to PACAP for Migraine Prevention. *New England Journal of Medicine*. 2024;391(9). DOI: 10.1056/NEJMoa2314577
Allaini, et. Al., *Targeting PACAP in migraine prevention: Outcomes from the PROCEED phase 2b trial of bocunebart (Lu AG09222)* (2026)

15

Bocunebart demonstrated complete reversal of PACAP-associated vasodilation, but only partial reversal of VIP associated effects


Visit 1 PACAP38 Infusion
Placebo + Saline + Saline
Placebo + PACAP38 + VIP
Lu AG09222 + PACAP38 + VIP
Change in STA diameter (mm)
0.6
0.5
0.4
0.3
0.2
0.1
-0.1
-0.2
SOI
10
20
30
40
50
60
70
80
90
100
110
120
Time post-start of infusion (min)


Visit 2 VIP Infusion
Placebo + Saline + Saline
Placebo + PACAP38 + VIP
Lu AG09222 + PACAP38 + VIP
Change in STA diameter (mm)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
SOI
10
20
30
40
50
60
70
80
90
100
110
120
Time post-start of infusion (min)

In an infusion challenge study, bocunebart completely reversed PACAP-38 associated superficial temporal artery vasodilation, but only partially reverse the effects of VIP

SLATE MEDICINES

Rasmussen et al. The effect of Lu AG09222 on PACAP38- and VIP-induced vasodilation, heart rate increase, and headache in healthy subjects: an interventional, randomized, double-blind, parallel-group, placebo-controlled study. The Journal of Headache and Pain (2023) 24:60 https://doi.org/10.1186/s10194-023-01599-w

16

SLTE-1009: A potential best-in-class subcutaneous anti- PACAP/VIP monoclonal antibody for the prevention of migraine 17

SLTE-1009: A potentially differentiated subcutaneous anti- PACAP/VIP monoclonal antibody for the prevention of migraine Bocunebart Property SLTE-1009 (Lu AG09222) Ligand Binding Yes Yes Yes PACAP-38 and PACAP-27 Yes VIP Yes Low affinity, partial affect Half-life extended Yes - YTE No Being developed intravenous Subcutaneous Delivery and frequency Monthly with the potential for Q3M Monthly SLTE-1009 offers the potential for enhanced efficacy with enhanced VIP binding vs. PACAP-only targeting therapies and improved delivery over bocunebart, allowing for subcutaneous administration Internal Data Ashina et. al Pharmacokinetics and safety of bocunebart (Lu AG09222), an anti-PACAP monoclonal antibody in development for migraine prevention, AAN 2026 Poster 18

In functional cellular assays SLTE-1009 demonstrated equivalent potency to bocunebart on PACAP and enhanced blockade of VIP Activity Antigen SLTE-1009 IC(50) Bocuenbart IC(50) PACAP38 0.23 nM 0.74 nM PAC1 neutralizing PACAP27 0.22 nM 0.29 nM PACAP38 PACAP27 PACAP38 0.53 nM 2.34 nM 3 2 7 2 4 A b s in h ib it P A C A P 2 7 s tim u la tio n c A M P p ro d u c tio n in P C -1 2 3 2 7 2 4 A b s in h ib it P A C A P 3 8 s tim u la tio n c A M P p ro d u c tio n in P C -1 2 VPAC1 neutralizing PACAP27 1.15 nM 0.34 nM (P C -1 2 6 0 0 0 /w e ll (p 3 8 4 ); P A C A P 2 7 , 1 ..5 n M , A b s 1 0 0 n M , 1 :3 d ilu tio n ) (P C -1 2 6 0 0 0 /w e ll (p 3 8 4 ); P A C A P 3 8 , 0 .2 n M , A b s 1 0 0 n M , 1 :3 d ilu tio n ) (X H Q , 2 0 2 5 1 2 3 0 ) (X H Q , 2 0 2 5 1 2 2 6 ) IC50 /nM 0 .0 VIP 1.87 nM NI* IC50/nM 0 .0 S L 0 0 1 0.2848 S L 0 0 1 0.7401 S L 0 0 2 1.403 0 .1 S L 0 0 2 3.090 D S 0 0 9 0.2193 PACAP38 1.18 nM 4.05 nM 0 .1 D S 0 0 9 0.2276 h Ig G 17.94 0 .2 h Ig G 0 .2 VPAC2 neutralizing PACAP27 0.23 nM 0.16 nM 0 .3 PC-12 (PAC1R) 0 .4 0 .3 VIP 0.59 nM NI* 0 ..5 0 .4 *High concentration of 100 nM in A b s C o n c ./n M VIP A b s C o n c ./n M cell assays, SPR indicates bocunebart KD in this range 3 2 7 2 4 A b s in h ib it P A C A P 3 8 s tim u la tio n c A M P p ro d u c tio n in C H O K 1 -h V P A C 1 R 3 2 7 2 4 A b s in h ib it P A C A P 2 7 s tim u la tio n c A M P p ro d u c tio n in C H O K 1 -h V P A C 1 R 3 2 7 2 4 A b s in h ib it V IP s tim u la tio n c A M P p ro d u c tio n in C H O K 1 -h V P A C 1 R (C H O K 1 -h V P A C 1 R 3 0 0 0 /w e ll (p 3 8 4 ); P A C A P 3 8 , 0 .2 n M , A b s 1 0 0 n M , 1 :3 d ilu tio n ) (C H O K 1 -h V P A C 1 R 3 0 0 0 /w e ll (p 3 8 4 ); P A C A P 2 7 0 .2 n M , A b s 1 0 0 n M , 1 :3 d ilu tio n ) (C H O K 1 -h V P A C 1 R 3 0 0 0 /w e ll (p 3 8 4 ); V IP , 0 .0 5 n M , A b s 1 0 0 n M , 1 :3 d ilu tio n ) (X H Q , 2 0 2 5 1 2 2 9 ) (X H Q , 2 0 2 5 1 2 3 0 ) (X H Q , 2 0 2 5 1 2 2 6 ) IC50 /nM IC50/nM IC50/nM 0 .0 0 .0 0 .0 S L 0 0 1 2.340 S L 0 0 1 0.3437 S L 0 0 1 6.140e+012 S L 0 0 2 13.18 S L 0 0 2 3.160 S L 0 0 2 ~ 101.3 0 .1 0 .1 0 .1 D S 0 0 9 0.5304 D S 0 0 9 1.145 D S 0 0 9 1.867 h Ig G ~ 5.283e-009 h Ig G 0.02491 h Ig G 0.03304 0 .2 0 .2 0 .2 CHOK1-VPAC1R 0 .3 0 .3 0 .3 0 .4 0 .4 0 .4 A b s C o n c ./n M A b s C o n c ./n M A b s C o n c ./n M 3 2 7 2 4 A b s in h ib it V IP s tim u la tio n c A M P p ro d u c tio n in C H O K 1 -h V P A C 2 R 3 2 7 2 4 A b s in h ib it P A C A P 3 8 s tim u la tio n c A M P p ro d u c tio n in C H O K 1 -h V P A C 2 R 3 2 7 2 4 A b s in h ib it P A C A P 2 7 s tim u la tio n c A M P p ro d u c tio n in C H O K 1 -h V P A C 2 R (C H O K 1 -h V P A C 2 R 3 0 0 0 /w e ll (p 3 8 4 ); V IP , 0 .2 n M , A b s 1 0 0 n M , 1 :3 d ilu tio n ) (C H O K 1 -h V P A C 2 R 3 0 0 0 /w e ll (p 3 8 4 ); P A C A P 3 8 , 0 .2 n M , A b s 1 0 0 n M , 1 :3 d ilu tio n ) (C H O K 1 -h V P A C 2 R 3 0 0 0 /w e ll (p 3 8 4 ); P A C A P 2 7 , 0 .2 n M , A b s 1 0 0 n M , 1 :3 d ilu tio n ) (X H Q , 2 0 2 5 1 2 2 6 ) (X H Q , 2 0 2 5 1 2 2 9 ) (X H Q , 2 0 2 5 1 2 2 9 ) /nM /nM /nM IC50 IC50 IC50 0 .0 0 .0 0 .0 S L 0 0 1 S L 0 0 1 S L 0 0 1 ~ 1.471e+006 4.049 0.1598 S L 0 0 2 S L 0 0 2 S L 0 0 2 ~ 31.48 17.57 0.5262 0 .1 0 .1 0 .1 D S 0 0 9 19 0.5874 D S 0 0 9 1.180 D S 0 0 9 0.2260 h Ig G CHOK1-VPAC2R h Ig G ~ 0.03352 0 .2 h Ig G ~ 1.098 0 .2 0 .2 0 .3 0 .3 0 .3 0 .4 0 .4 0 .4 0 .5 A b s C o n c ./n M A b s C o n c ./n M A b s C o n c ./n M 19 Internal Data. Assays for each compound run separately 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 1 0 0 0 0 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 1 0 0 0 0 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 1 0 0 0 0 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 1 0 0 0 0 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 1 0 0 0 0 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 1 0 0 0 0 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 1 0 0 0 0 0 .0 0 0 1 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 1 0 0 0 0 c A M P 6 6 5 /6 2 0 c A M P 6 6 5 /6 2 0 c A M P 6 6 5 /6 2 0 c A M P 6 6 5 /6 2 0 c A M P 6 6 5 /6 2 0 c A M P 6 6 5 /6 2 0 c A M P 6 6 5 /6 2 0 c A M P 6 6 5 /6 2 0

Activity in preclinical models of migraine

UMB: 12 µg
Female C57BL/6J
18-20 g, N = 8



Priming by Restrain stress
Baseline test Randomization
-50 min Treatments (i.v.)
Pain threshold test (1h)



UMB-induced mouse migraine pain threshold
(Von Frey)
n = 8, i.v.
MWT (g), Mean ± SEM
1.5
1.0
0.5
0.0
0
1
Post-treatment hours
Normal
Hu318H4L9, 10 mpk
Hu318H4L9, 3 mpk
Hu318H4L9, 1 mpk
HuIgG1, 10 mpk



UMB-induced mouse migraine pain threshold
(Von Frey)
n = 8, i.v., 10 mpk
MWT(g), Mean ± SEM
1.5
1.0
0.5
0.0
0
1
Post-treatment hours
Normal
Hu318H4L9, 10mpk
ALD1910, 10mpk
Hu318H3L7, 10mpk
HuIgG1 10mpk

Hu318H4L9 = SLTE-1009
ALD1910 = bocunebart (Lu AG09222)

- Umbellulone (UMB) is a naturally occurring, allodynia-inducing monoterpene ketone via activation of Transient receptor potential cation channel, subfamily A, member 1 (TRPA1)
- UMB-induced sensory hypersensitivity responses are associated with activation of the trigeminal neurovascular pathway
- SLTE-1009 showed dose dependent effects on allodynia and was superior to bocunebart head-to-head at 1 hour

SLATE MEDICINES

Internal Data

20

SLTE-1009 thus far has demonstrated favorable preclinical data Formulation Product Profile Property Target SLTE-1009 Concentration ≥150 mg/mL Viscosity <15 cP Osmolality <500 mSOM/kg Potency Subvisible particles Stability Charge distribution Aggregation Autoinjector compatible volume Single ≤2 mL injection In addition to favorable CMC-related properties, the highest dose tested in both non-human primates (NHP) and rodent GLP toxicology studies was determined to be the no observed adverse effect level (NOAEL) 21 Internal Data

Demonstrated half-life extension in NHPs and ability to match Lundbeck IV PK via subcutaneous delivery


100 mg/kg
Concentration [mg/L]
30000
10000
3000
1000
300
100
0
96
192
288
384
480
576
672
Time [hours]

Demonstrated half-life extension in NHP pharmacokinetic (PK) studies with a mean half-life ranging from 21-27 days across doses and a modeled predicted human half-life of 70-80 days

Demonstrated >80% subcutaneous bioavailability in NHP

Bocunebart 750 mg IV (P2a high-dose) vs. SLTE-1009 QM SC


Concentration (mg/L)
300
100
30
10
0
100
200
300
Time (days)

Bocunebart 480 mg IV (P2b high-dose) vs. SLTE-1009 QM SC


Concentration (mg/L)
300
100
30
10
0
100
200
300
Time (days)

Modeling of expected human PK vs. bocunebart 750 (P2a) and 480 mg IV (P2b) shows possibility to match or exceed both C_{trough} and $C_{average}$ at 1-2 mL subcutaneous doses

SLATE MEDICINES

Internal Data

22

SLTE-1009 has the potential for up to quarterly subcutaneous administration

Bocunebart 750 mg IV (P2a high-dose) vs. SLTE-1009 Q2M SC



300
100
30
10
Concentration (mg/L)
0
100
200
300
Time (days)

Bocunebart 480 mg IV (P2b high-dose) vs. SLTE-1009 Q3M SC



100
30
10
Concentration (mg/L)
0
100
200
300
Time (days)

SLTE-1009 is modeled to potentially achieve Q3M dosing matching the high dose exposure from the Lundbeck P2b PROCEED trial and Q2M dosing matching the high dose from the Lundbeck P2a HOPE trial

Dose level and frequency expected to be evaluated in a Phase 2 dose-range finding study based on actual observed human pharmacokinetics in the Phase 1 healthy volunteer study

Q2M = Every 2 months dosing
Q3M – Every 3 months dosing

SLATE MEDICINES
Internal Data
23

Slate has a potential path to early value creation and program derisking with Phase 1 PK Additional Potential Catalysts pipeline Today: potential Initiating Phase 1 topline Phase 1 PK program Full P1 data differentiated anti- healthy volunteer and half-life data (safety and PK) details on PACAP/VIP mAb with study expected and P2 initiation strong preclinical data SLTE-2100 and undisclosed 1H 2026 Mid-year 2026 Mid-year 2027 2H 2027 program expected to be announced in Healthy volunteer PK has the potential to derisk subcutaneous 2027 administration demonstrating half-life extension 24

Building a world-class migraine-focused biotech with a pipeline of potentially best-in-class, differentiated assets

- **SLTE-2100** An anti-PACAP/VIP x CGRP bispecific antibody
  - Complete blockade of three neuropeptides implicated in migraine, PACAP, VIP, and CGRP for potential differentiated efficacy in migraine prevention
  - Currently in lead optimization with DC nomination targeted for 2H26 and initiation of Phase 1 targeted for 2H27
- Undisclosed program is also intended for the treatment of migraine and other headache disorders with DC nomination targeted for 1Q28

Slate Medicines continues to evaluate additional assets focused on the prevention and treatment of migraine and other headache disorders in an effort to build a robust pipeline of differentiated assets

SLATE MEDICINES

25

Slate Medicines is a biotech company focused on expanding treatment options for migraine patients The Solution SLTE-1009 is a potential best-in-class subcutaneous anti-PACAP monoclonal Lead asset SLTE- Experienced team Building a pipeline antibody for the prevention of migraine and 1009 is a potential with a personal other headache disorders Building a world- of potentially best-in-class commitment to class migraine- differentiated subcutaneous anti- migraine focused biotech assets to broaden PACAP/VIP company the treatment monoclonal Backed by top-tier paradigm for antibody for the life sciences migraine patients prevention of investors migraine 26